UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

NEXSCIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-274532	92-2915192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

2029 Century Park East, Suite 400

Los Angeles, CA 90067

(Address of principal executive offices)

(City, State, Zip Code)

(310) 494-6620

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02  Unregistered Sales of Equity Securities.

On June 25, 2026, Nexscient, Inc. (the “Company”) issued an aggregate of 816,000 restricted shares of its common stock, par value $0.001 per share (the “Common Stock”), to its two executive officers in full satisfaction and discharge of an aggregate of $204,000 in bona fide accrued and unpaid wages owed to them for services rendered to the Company. The shares were issued at a deemed price of $0.25 per share, which the Board of Directors determined in good faith to be the fair value of the Common Stock as of the date of issuance, having considered, among other factors, the most recent arm’s-length sales of Common Stock under the Company’s Regulation D, Rule 506(b) private placement (designated PPM No. NXNT-2026-002), which was conducted at $0.25 per share. The Company effected the issuances in lieu of cash payment in order to preserve its cash resources for operations and strategic initiatives, including its planned uplisting to a national securities exchange.

Officer	Title	Accrued Wages Settled	Price / Share	Shares Issued
Fred E. Tannous	President & CEO	$114,000	$0.25	456,000
Tarek Shoufani	Chief Operating Officer	$90,000	$0.25	360,000
Total		$204,000		816,000

Each of Mr. Tannous and Mr. Shoufani is an executive officer and director of the Company and therefore a related party, and the foregoing issuances constitute related-party transactions that were approved by the disinterested members of the Board in accordance with Section 144 of the General Corporation Law of the State of Delaware, with each interested director having recused himself from the approval of his own issuance.

The shares of Common Stock described above were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, as transactions by an issuer not involving any public offering. Each recipient is an accredited investor who acquired the shares for investment and not with a view to distribution, no general solicitation or general advertising was used in connection with the issuances, and the shares constitute “restricted securities” within the meaning of Rule 144 under the Securities Act and bear a customary restrictive legend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSCIENT, INC.

Date: June 29, 2026	By:	/s/ Fred E. Tannous
Fred E. Tannous
President & Chief Executive Officer

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